Exhibit 10.18

KL 10/8/07

AMENDMENT No. 2

TO

CREDIT AGREEMENT OF AMERICAN APPAREL, INC.

AMENDMENT No. 2 (this “Amendment”), dated as of October , 2007, to the Credit Agreement, dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, the “Credit Agreement”), among American Apparel, Inc., a California corporation (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors and the Lender are party to the Credit Agreement;

WHEREAS, Borrower has requested that the Lender agree to increase the Total Commitment by $10,000,000 (and to make an additional advance in such amount (the “Additional Advance”)) from $51,000,000 to $61,000,000; and

WHEREAS, the Lender agrees to the Additional Advance, subject to the limitations and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

(a) Amendment to Article I (Definitions)

The definition of “Total Commitment” is hereby amended and restated in its entirety to read as follows:

“Total Commitment” means $61,000,000.

(b) Amendment to Article II (Amount and Terms of Credit)

Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“It is acknowledged and agreed that the Loans will be made in three drawings. The first drawing will be made on the Closing Date in the amount of $41,000,000, the second drawing will be made on July 2, 2007 in the amount of $10,000,000, and the third drawing will

Amendment No. 2 and Waiver to Credit Agreement

American Apparel, Inc.

be made on the Amendment Effective Date (as defined in Amendment No. 2 to Credit Agreement of American Apparel, Inc. dated as of October , 2007) in the amount of $10,000,000.”

(c) Amendment to Schedules

Schedule 1.2(a) is hereby replaced in its entirety with Schedule 1.2(a) attached as Exhibit A hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date, in form and substance satisfactory to the Lender.

(i) this Amendment, duly executed by the Borrower, each Guarantor and the Lender;

(ii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) that each officer of such Loan Party who has been authorized to execute and deliver the Credit Agreement or, as the case may be, the Guaranty is authorized to execute this Amendment and each other Loan Document executed in connection herewith, (B) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation or by-laws (or, in each case, equivalent organizational document) from the certificate of incorporation or by-laws (or, in each case, equivalent organizational document) delivered pursuant to the Credit Agreement on the Closing Date and (C) that the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) delivered pursuant to the Credit Agreement on the Closing Date approving and authorizing the execution, delivery and performance of the Credit Agreement or the other Loan Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Loan Documents executed in accordance herewith;

(iii) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (c), (d) and (e) below has been satisfied;

(iv) the written consent by Endeavor consenting to this Amendment;

(v) the amended and restated note evidencing amounts outstanding under the Credit Agreement after giving effect to this Amendment and the Additional Advance, duly executed by the Borrower; and

Amendment No. 2 and Waiver to Credit Agreement

American Apparel, Inc.

(vi) such additional instruments and documents as the Agents or counsel to the Agents reasonably may require or request.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender.

(c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents set forth herein.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

(g) Default Under Existing First Lien Credit Agreement. No default or event of default shall exist with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to each Lender as follows:

Amendment No. 2 and Waiver to Credit Agreement

American Apparel, Inc.

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Lender with respect thereto and all other Loan Documents).

Section 5. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder” “hereof” “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

Amendment No. 2 and Waiver to Credit Agreement

American Apparel, Inc.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 6. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis

Amendment No. 2 and Waiver to Credit Agreement

American Apparel, Inc.

to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 11. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL, INC.,

as Borrower

By:

Name:

Title:

SOF INVESTMENTS, L.P. - PRIVATE IV,

as Lender

By:

Name:

Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By:

Name:

Title:

FRESH AIR FREIGHT, INC.,

as Facility Guarantor

By:

Name:

Title:

KCL Knitting, LLC, as Facility Guarantor

By:

Name:

Title:

AMERICAN APPAREL RETAIL, INC.,

as Facility Guarantor

By:

Name:

Title:

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:

Name:

Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2]

Exhibit A

Schedule 1.2(a) to Credit Agreement

See attached.

Schedule 1.2(a)

Lenders and Commitments

Lender

Commitment

SOF Investments, L.P. – Private IV $61,000,000